SUPPLEMENT DATED MAY 2, 2011
TO
PROSPECTUSES DATED APRIL 25, 2007
FOR
FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

This supplement contains information about the Sun Capital Global Real Estate Fund.

Effective May 1, 2011, our affiliate Massachusetts Financial Services Company became the sub-adviser to the Sun Capital Global Real Estate Fund (the “Fund”). Sun Capital Advisers LLC, our affiliate, continues to be the investment adviser to the Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

FVUL, SVUL 2011